Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	ASP FML Investco, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):
Designated Filer:	ASP FML Holdings, LLC

Signature:

ASP FML Investco, LLC
By:	ASP Manager Corp., its manager

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	American Securities Partners V, L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

American Securities Partners V, L.P.
By:	American Securities Associates V, LLC, its general partner

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	American Securities Partners V(B), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

American Securities Partners V(B), L.P.
By:	American Securities Associates V, LLC, its general partner

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	American Securities Partners V(C), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

American Securities Partners V(C), L.P.
By:	American Securities Associates V, LLC, its general partner

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	ASP FML Co-Invest I, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

ASP FML Co-Invest I, LLC
By:	ASP Manager Corp., its manager

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	American Securities Associates V, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

American Securities Associates V, LLC

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	ASP Manager Corp.

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

ASP Manager Corp.

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

6/5/2018
Date

Joint Filer Information

Name of Joint Filer:	American Securities LLC

Address of Joint Filer:	299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/1/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	ASP FML Holdings, LLC

Signature:

American Securities LLC

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President and Chief Executive Officer

6/5/2018
Date